UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES ACT OF 1934


      Date of Report (Date of earliest event reported) July 19, 2010
      -------------------------------------------------------------------

                          AMCON DISTRIBUTING COMPANY
                          --------------------------
           (Exact name of registrant as specified in its charter)


   DELAWARE                         1-15589                    47-0702918
----------------------------------------------------------------------------
(State or other                   (Commission              (IRS Employer
jurisdiction of                   File Number)            Identification No.)
incorporation)


                       7405 Irvington Road, Omaha, NE 68122
                       ------------------------------------
                (Address of principal executive offices) (Zip Code)


                                (402) 331-3727
                                --------------
             (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     Written communications pursuant to Rule 425 under the Securities Act (17 ---- CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 ---- CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the ---- Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the ---- Exchange Act (17 CFO 240.13e-4(c))





ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 19, 2010, AMCON Distributing Company ("AMCON or "Company") issued a press release announcing its financial results for the third fiscal quarter ended June 30, 2010. A copy of the press release is attached to this report as an exhibit and is incorporated herein by reference.

The information in this report (including the exhibit) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information set forth in this report (including the exhibit) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

         EXHIBIT NO.       DESCRIPTION

         99.1 Press release, dated July 19, 2010, issued by AMCON Distributing Company announcing financial results for the third fiscal quarter ended June 30, 2010.



                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMCON DISTRIBUTING COMPANY
                                     (Registrant)


Date: July 19, 2010             By:      Andrew C. Plummer
                                         -------------------------
                                Name:    Andrew C. Plummer
                                Title:   Vice President &
                                         Chief Financial Officer










                             Exhibit 99.1

AMCON DISTRIBUTING COMPANY ANNOUNCES FULLY DILUTED EARNINGS PER SHARE OF $3.67 FOR THE THIRD FISCAL QUARTER ENDED JUNE 30, 2010.

                            NEWS RELEASE

Omaha, NE July 19, 2010 - AMCON Distributing Company ("AMCON") (AMEX:DIT), an Omaha, Nebraska based consumer products company is pleased to announce fully diluted earnings per share of $3.67 for the third fiscal quarter ended June 30, 2010.

"We were able to post another solid quarter in both of our business segments," said Christopher H. Atayan, AMCON's Chairman and Chief Executive Officer. "Our focused business strategy is delivering results for our customers and shareholders. We are executing our corporate plan in a step-by-step fashion as we believe this fundamental approach will best position the enterprise for future growth. In addition, we are actively seeking acquisitions in both of our operating segments."

AMCON's wholesale distribution business reported revenues of $257.8 million and operating income before depreciation and amortization of $5.2 million in the third quarter of fiscal 2010. AMCON's retail health food business reported revenues of $9.2 million and operating income before depreciation and amortization of $1.0 million for the same period.

Kathleen Evans, President of AMCON's wholesale distribution business commented "We are working closely with our customers to develop product strategies to enhance their bottom line. This customer centric approach is mutually beneficial and the core of our growth strategy. We continue to expand the length and breadth of our food service program."

Eric Hinkefent, President of AMCON's retail health food business commented "We are pleased with the results of our new store opening in Tulsa. Our careful attention to the price value relationship of our product mix has enabled us to perform well in a challenging environment. We continue to seek additional growth opportunities where we can employ our profitable business model."

"Our shareholders' equity grew to $30.1 million during the period. We continue to maintain high levels of liquidity, as a central theme of our strategy is to use our balance sheet strength to develop profitable merchandising opportunities for our customers. Our Northwest Arkansas expansion is progressing according to plan," said Andrew C. Plummer, AMCON's Chief Financial Officer.

AMCON is a leading wholesale distributor of consumer products, including beverages, candy, tobacco, groceries, food service, frozen and chilled foods, and health and beauty care products with locations in Arkansas, Illinois, Missouri, Nebraska, North Dakota and South Dakota. Chamberlin's Natural Foods, Inc. and Health Food Associates, Inc., both wholly-owned subsidiaries of The Healthy Edge, Inc., operate a total of 14 health and natural product retail stores in central Florida (6), Kansas, Missouri, Nebraska and Oklahoma
(5). The retail stores operate under the names Chamberlin's Market & Cafe and Akins Natural Foods Market.





This news release contains forward-looking statements that are subject to risks and uncertainties and which reflect management's current beliefs and estimates of future economic circumstances, industry conditions, Company performance and financial results. A number of factors could affect the future results of the Company and could cause those results to differ materially from those expressed in the Company's forward-looking statements including, without limitation, availability of sufficient cash resources to conduct its business and meet its capital expenditures needs. Moreover, past financial performance should not be considered a reliable indicator of future performance. Accordingly, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all such forward-looking statements.
Visit AMCON Distributing Company's web site at: www.amcon.com

For Further Information Contact:
Christopher H. Atayan
AMCON Distributing Company
Ph 402-331-3727






















                               AMCON Distributing Company and Subsidiaries
                                  Condensed Consolidated Balance Sheets
                                  June 30, 2010 and September 30, 2009
----------------------------------------------------------------------------------------------------
                                                                       June 2010         September
                                                                      (Unaudited)           2009
                                                                     ------------       ------------
ASSETS
Current assets:
  Cash                                                               $    365,362       $    309,914
  Accounts receivable, less allowance for doubtful accounts
   of $1.7 million and $0.9 million at June 2010 and September 2009    29,967,877         28,393,198
  Inventories, net                                                     41,308,413         34,486,027
  Deferred income taxes                                                 1,967,233          1,701,568
  Prepaid and other current assets                                      4,554,137          1,728,576
                                                                     ------------       ------------
     Total current assets                                              78,163,022         66,619,283

Property and equipment, net                                            11,780,603         11,256,627
Goodwill                                                                6,149,168          5,848,808
Other intangible assets                                                 4,858,269          3,373,269
Other assets                                                            1,062,245          1,026,395
                                                                     ------------       ------------
                                                                     $102,013,307       $ 88,124,382
                                                                     ============       ============
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                                   $ 18,647,475       $ 15,222,689
  Accrued expenses                                                      6,605,525          6,768,924
  Accrued wages, salaries and bonuses                                   3,045,321          3,257,832
  Income taxes payable                                                  2,527,497          3,984,258
  Current maturities of credit facility                                         -            177,867
  Current maturities of long-term debt                                    933,256          1,470,445
                                                                     ------------       ------------
     Total current liabilities                                         31,759,074         30,882,015

Credit facility, less current maturities                               28,480,212         22,655,861
Deferred income taxes                                                   1,141,803          1,256,713
Long-term debt, less current maturities                                 5,435,769          5,066,185
Other long-term liabilities                                               562,575                  -


Series A cumulative, convertible preferred stock, $.01 par value
   100,000 shares authorized and issued, liquidation preference
   $25.00 per share                                                     2,500,000          2,500,000

Series B cumulative, convertible preferred stock, $.01 par value
   80,000 shares authorized and issued, liquidation preference
   $25.00 per share                                                     2,000,000          2,000,000

Shareholders' equity:
  Preferred stock, $0.01 par, 1,000,000 shares authorized,
    180,000 shares outstanding and issued in Series A and B
    referred to above                                                           -                  -
  Common stock, $.01 par value, 3,000,000 shares authorized,
    577,266 shares outstanding at June 2010 and 573,232
    shares outstanding at September 2009                                    5,773              5,732
  Additional paid-in capital                                            8,250,974          7,617,494
  Retained earnings                                                    21,877,127         16,140,382
                                                                     ------------       ------------
     Total shareholders' equity                                        30,133,874         23,763,608
                                                                     ------------       ------------
                                                                     $102,013,307       $ 88,124,382
                                                                     ============       ============













                                      AMCON Distributing Company and Subsidiaries
                             Condensed Consolidated Unaudited Statements of Operations
                             for the three and nine months ended June 30, 2010 and 2009
---------------------------------------------------------------------------------------------------------
                                                   For the three months           For the nine months
                                                       ended June                     ended June
                                            -----------------------------   -----------------------------
                                                 2010            2009            2010            2009
                                            -------------   -------------   -------------   -------------
Sales (including excise taxes of $87.9
 million and $77.4 million, and $246.3
 million and $171.0 million, respectively)  $ 267,062,440   $ 242,817,927   $ 741,502,607   $ 655,637,536

Cost of sales                                 247,932,676     225,753,469     688,204,656     605,481,395
                                            -------------   -------------   -------------   -------------
Gross profit                                   19,129,764      17,064,458      53,297,951      50,156,141
                                            -------------   -------------   -------------   -------------
Selling, general and administrative expenses   14,070,483      12,800,612      41,215,024      38,625,335
Depreciation and amortization                     440,466         273,650       1,243,307         884,972
                                            -------------   -------------   -------------   -------------
                                               14,510,949      13,074,262      42,458,331      39,510,307
                                            -------------   -------------   -------------   -------------
Operating income                                4,618,815       3,990,196      10,839,620      10,645,834
                                            -------------   -------------   -------------   -------------
Other expense (income):
 Interest expense                                 370,873         368,048       1,144,543       1,265,834
 Other (income), net                              (32,758)        (43,600)        (69,184)        (84,143)
                                            -------------   -------------   -------------   -------------
                                                  338,115         324,448       1,075,359       1,181,691
                                            -------------   -------------   -------------   -------------
Income from continuing operations
 before income tax expense                      4,280,700       3,665,748       9,764,261       9,464,143
Income tax expense                              1,532,000       1,411,000       3,495,000       3,614,000
                                            -------------   -------------   -------------   -------------
Income from continuing operations               2,748,700       2,254,748       6,269,261       5,850,143

Discontinued operations
 Gain on asset disposal and
  debt settlement, net of income
  tax expense of $2.7 million                           -       4,666,264               -       4,666,264
 Income (loss) from discontinued operations,
  net of income tax expense (benefit)
  of $0.01 million and ($0.1) million,
   respectively                                         -          13,105               -        (186,370)
                                               ----------   -------------   -------------   -------------
Income on discontinued operations                  -       4,679,369               -       4,479,894
Net income                                      2,748,700       6,934,117       6,269,261      10,330,037

Preferred stock dividends requirements            (74,052)        (74,052)       (222,158)       (493,786)
                                            -------------   -------------   -------------   -------------

Net income available to common shareholders $   2,674,648   $   6,860,065   $   6,047,103   $   9,836,251
                                            =============   =============   =============   =============
  Basic earnings per share
   available to common shareholders:
    Continuing operations                   $        4.72   $        3.97   $       10.73   $        9.78
    Discontinued operations                             -            8.52               -            8.17
                                            -------------   -------------   -------------   -------------
  Net basic earnings per share
   available to common shareholders         $        4.72   $       12.49   $       10.73   $       17.95
                                            =============   =============   =============   =============
  Diluted earnings per share
   available to common shareholders:
    Continuing operations                   $        3.67   $        3.11   $        8.39   $        7.37
    Discontinued operations                             -            6.46               -            5.65
                                            -------------   -------------   -------------   -------------
  Net diluted earnings per share
   available to common shareholders         $        3.67   $        9.57   $        8.39   $       13.02
                                            =============   =============   =============   =============
Weighted average shares outstanding:
  Basic                                           566,224         549,397         563,505         547,859
  Diluted                                         749,350         724,833         747,035         793,610





                                 AMCON Distributing Company and Subsidiaries
                           Condensed Consolidated Unaudited Statements of Cash Flows
                               for the nine months ended June 30, 2010 and 2009
---------------------------------------------------------------------------------------------------
                                                                            2010            2009
                                                                       ------------    ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                           $  6,269,261    $ 10,330,037
  Deduct: income from discontinued operations, net of tax                         -       4,479,894
                                                                       ------------    ------------
  Income from continuing operations                                       6,269,261       5,850,143

  Adjustments to reconcile net income from
   continuing operations to net cash flows
    from operating activities:
     Depreciation                                                         1,043,186         884,972
     Amortization                                                           200,121               -
     (Gain) loss on sale of property and equipment                          (31,843)         26,468
     Stock based compensation                                               376,422         398,700
     Net excess tax (benefit) deficiency
      on equity-based awards                                               (130,126)         16,592
     Deferred income taxes                                                 (380,575)        893,851
     Provision for losses on doubtful accounts                              750,489         489,038
     Provision for losses on inventory obsolescence                          82,778         331,319
     Other                                                                   77,094               -

  Changes in assets and liabilities:
     Accounts receivable                                                 (2,325,168)     (1,797,340)
     Inventories                                                         (4,923,666)      1,714,017
     Prepaid and other current assets                                    (2,830,201)        312,759
     Other assets                                                           (35,850)         59,277
     Accounts payable                                                     3,388,920        (365,711)
     Accrued expenses and accrued wages, salaries and bonuses              (375,910)      2,625,568
     Income tax payable                                                  (1,326,635)      4,713,677
                                                                       ------------    ------------
Net cash flows from operating activities - continuing operations           (171,703)     16,153,330
Net cash flows from operating activities - discontinued operations                -      (2,673,712)
                                                                       ------------    ------------
Net cash flows from operating activities                                   (171,703)     13,479,618

CASH FLOWS FROM INVESTING ACTIVITIES:
     Purchases of property and equipment                                 (1,423,912)       (784,221)
     Proceeds from sales of property and equipment                           62,406         102,406
     Acquisition                                                         (3,099,836)              -
                                                                       ------------    ------------
Net cash flows from investing activities                                 (4,461,342)       (681,815)

CASH FLOWS FROM FINANCING ACTIVITIES:
     Net borrowings (payments) on bank credit agreement                   5,646,484      (8,955,236)
     Principal payments on long-term debt                                  (682,574)       (604,975)
     Proceeds from exercise of stock options                                126,973               -
     Net excess tax (benefit) deficiency
      on equity-based awards                                                130,126         (16,592)
     Redemption of Series C convertible preferred stock                           -      (2,000,000)
     Dividends paid on preferred stock                                     (222,158)       (272,158)
     Dividends on common stock                                             (310,358)       (171,119)
                                                                       ------------    ------------
Net cash flows from financing activities - continuing operations          4,688,493     (12,020,080)
Net cash flows from financing activities - discontinued operations                -        (825,000)
                                                                       ------------    ------------
Net cash flows from financing activities                                  4,688,493     (12,845,080)
                                                                       ------------    ------------
Net change in cash                                                           55,448         (47,277)

Cash, beginning of period                                                   309,914         457,681
                                                                       ------------    ------------
Cash, end of period                                                    $    365,362    $    410,404
                                                                       ============    ============









Supplemental disclosure of cash flow information:
 Cash paid during the period for interest                             $   1,141,934     $ 1,347,690
 Cash paid during the period for income taxes                             5,202,208         612,473

Supplemental disclosure of non-cash information:
 Equipment acquisitions classified as accounts payable                       35,866         108,546
 Constructive dividends on Series A, B, and C
   Convertible Preferred Stock                                                    -         221,628
 Acquisition of equipment through capital leases                             14,969          12,333




 Business acquisition:
  Inventory                                                               1,981,498               -
  Property and equipment                                                    122,978               -
  Customer relationships intangible asset                                 1,620,000               -
  Goodwill                                                                  300,360               -
  Note payable                                                              500,000               -
  Contingent consideration                                                  425,000               -



 TSI disposition - discontinued operations
  Property and equipment, net                                                     -      (2,032,047)
  Accrued expenses                                                                -        (925,452)
  Long-term debt                                                                  -      (6,945,548)
  Deferred gain on CPH Settlement                                                 -      (1,542,312)






